[BRIDGEWAY FUNDS LOGO]

                                                     Return to Peak
                                               Peak
                                               5/2/02 $54.83 (Dividend Adjusted)
                                                   |
                                                    |
                                                     |          3/31/03 $31.12
                                                      |         |
                                                        |    |
                                                          |
                                                        Bottom
                                                     3/11/03 $28.81

April 30, 2003          March Quarter - Quarterly Report
                       --------------------------------

Dear Fellow Aggressive Investors 1 Shareholder,

Our Portfolio declined 1.5% in the March quarter compared to a 3.1% decline of the S&P 500 Index and a 2.1% decline of our peer benchmark, the Lipper Capital Appreciation Funds Index. This is the third quarterly decline in the last year. However, we beat each of our performance benchmarks during these same three quarters, so I am happy to have provided some "cushion against the fall," if not a positive return.

According to data from Morningstar, the Aggressive Investors 1 Portfolio ranked 136th of 263 aggressive growth funds for the quarter, 20th of 253 for the last twelve months and 2nd of 115 over the last five years. We have outperformed our Lipper benchmark of capital appreciation funds in eight of the last nine quarters as well as during the last year, five years, and since inception.

The Portfolio remains open for additional investments from existing shareholders only.

Performance Summary
-------------------

TRANSLATION: Aggressive Investors 1 beat each one of our performance benchmarks over the last quarter, year, five years, and since inception. This "clean sweep" is the way I like it; but it doesn't change the fact that we still have a lot of red ink over the last year.

The table below presents our March quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                        March Qtr.        1 Year         5 Year      Life-to-Date
                                          1/1/03          4/1/02         4/1/98         8/5/94
                                        to 3/31/034     to 3/31/03    to 3/31/035     to 3/31/035
                                        -----------     ----------    -----------     -----------
Aggressive Investors 1 Portfolio(1)         -1.5%         -19.4%           13.2%          19.4%
S&P 500 Index (large companies)(2)          -3.1%         -24.8%           -3.8%           9.3%
Russell 2000 (small companies)(2)           -4.5%         -27.0%           -4.1%           6.2%
Lipper Capital Appreciation Funds(3)        -2.1%         -24.9%           -4.2%           6.3%

   (1)Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2)The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (3)The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. 4Periods less than one year are not annualized. 5Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance--What Went Well
-------------------------------------------------------------

TRANSLATION: Remember when people "made money" with Internet stocks? Three of our best four performers in the quarter were from this group.

Seven Portfolio stocks gained at least 20% for the quarter. Amazon.com and Western Digital were among our top ten positions; the others were smaller diversifying ones. Although a vast majority of Internet stocks are "history," overall, the survivors were among the market's favorites in the March quarter. It's a good thing we stick to the discipline of our quantitative models in managing this Portfolio. Emotionally, most of us at Bridgeway are contrarians and value players at heart. Without the models, we probably never would have invested in Internet stocks in 1998 or in 2003. This quarter, they helped make up some of the difference in the market decline:

Rank     Description                     Industry                        % Gain
----     -----------                     --------                        ------
  1      E-Loan Inc.                     Internet                         38.9%
  2      Amazon.com Inc.                 Internet                         37.8%
  3      Movie Gallery Inc.              Retail                           34.0%
  4      FTD Inc.                        Internet                         28.6%
  5      Mid Atlantic Medical Services   Healthcare-Services              25.2%
  6      Western Digital Corp.           Computers                        25.0%
  7      New Century Financial Corp.     Diversified Financial Services   22.8%

Actually, one of the above Internet stocks, E-Loan, would have been a buy candidate even on a value or contrarian basis. The company had its initial public offering at $14/share in the heyday of the Internet boom in mid 1999. It closed its first day of trading at $37 and reached its all-time high a week later at $74. At the time, it was actually losing money to the tune of over $3/share. Then the ceiling fell in on the Internet mania and this high flier closed calendar year 2000 at a price of just $0.50. E-Loan looked like just another stock headed for the IPO garbage heap. However, it was a real company with real potential that positioned itself well to take advantage of falling interest rates and the nation's housing boom. It continued to grow revenues to the tune of 70% a year in 2001 and 2002. Excluding some tax loss harvesting to reduce our tax burden in 2002, we purchased a net 352,000 shares at an average price of $1.16. This was just after the company had "broken into the black" with a slight profit. Wall Street didn't believe this turnaround could last, but our models picked up on the low valuation, ignoring the stigma of an Internet label. Revenues and profits have continued to grow, and Wall Street has finally taken notice. At March quarter end the stock price was $2.57 and has grown to over $3.00 since then.

Detailed Explanation of Quarterly Performance--What Didn't Go Well
------------------------------------------------------------------

TRANSLATION: But not all Internet stocks are created equal. One, WebEx, made it onto our worst declining stock list.

WebEx, which provides real time interactive multi-media communication services for web sites, fell 29% over a one week period in January on news that Microsoft was putting its weight behind a competitor by buying them out. The stock continued to fall as two brokerage firm analysts downgraded the stock.

Fortunately, only one of our worst performing stocks, Thor Industries, was among the top ten at the beginning of the quarter. Our worst performer, PEC Solutions, helps government agencies utilize the Internet for improved efficiency and public access. It announced strong December quarter earnings in mid February. However, in the same press release, the company scaled back expectations for the following quarter and year. In the current uncertain environment, Wall Street does not take such news well and PEC's stock price dropped 36% in one day. Then in mid March, just a month later, the company further reduced earnings expectations amid "delayed government contract awards" and "a discontinuity of certain engagements related to application of biometric identification technologies." I understand "delayed government contracts," but I have no clue on the second one. Apparently, Wall Street again didn't like the news, and PEC dropped another 38% in one day. Unfortunately, our models didn't sidestep any of this, and we took a full 61% hit in this stock for the quarter. Class action lawyers arrived on the scene in April; however, the stock price has started to recover slightly.

At the risk of spending too much time crying over declining stocks, I want to report that Allen Telecom has been one of the most disappointing stocks in my recent memory. This company had the characteristics of a number of stocks that have done very well for Bridgeway through the years. It was in an industry that had been severely beaten up by Wall Street, so the stock price appeared relatively cheap. Fundamentals of the company had turned around rather dramatically, earlier than some of its industry peers. Technical factors were looking good as Wall Street was starting to take notice. Then the company announced a takeover by another telecommunications firm, Andrews Corporation. Usually, for a company like Allen, this would mean a 30% to 50% premium (increase in stock price) over the pre-announcement price. However, this was a stock for stock deal (the acquiring company was going to pay with newly issued Andrews shares instead of cash). Instead of Allen going up 30+%, Andrews Corporation declined by that amount upon the announcement, and Allen shares remained unchanged. Sometimes this situation will attract another buyer or cause the deal to fall through (which would be fine with me, since our models like Allen, but don't like Andrews). Then the second shoe dropped. Two weeks after the announcement, Andrews pre-announced a negative revision of earnings. Andrews declined another 11% on this announcement and has fallen further since then, taking Allen down with it about the same amount. So now the total effect of the takeover has been a 39% decline in our stock through the end of the quarter. Ouch. In seventeen years of personal investing, I don't recall the takeover of a single healthy company I owned resulting in a substantial decline like this. Also, I'm not pleased with the terms of the merger that Allen negotiated; it could cost $20 million if the deal doesn't go through. This story hasn't yet played itself out though. I'll keep you informed in a future shareholder letter.

Overall, six portfolio stocks declined at least 20%:

Rank     Description                       Industry                    % Loss
----     -----------                       --------                    ------
   1     PEC Solutions Inc.                Computers                   -61.0%
   2     WebEx Communications Inc.         Internet                    -31.0%
   3     Thor Industries Inc.              Leisure Time                -26.5%
   4     Allen Telecom Inc.                Telecommunications          -26.3%
   5     Duke Energy Corp.                 Electric Utility            -25.6%
   6     Hilb Rogal & Hamilton Co.         Insurance                   -23.6%

Top Ten Holdings
----------------

On March 31, our top ten holdings represented 38% of Portfolio net assets. As indicated by these holdings, Internet and telecommunications stocks have boosted the communications sector to 25% of net assets, up sharply from 10% last quarter. This compares to 10.5% for the S&P 500 Index. It is the result of individual stock picks, not any "top-down" master strategy. Consumer non-cyclical stocks, such as commercial services and healthcare, still comprise our largest sector at 27% of the Portfolio, compared to 25% in the S&P 500 Index. Here are the top ten holdings at the end of March:

                                                                    Percent of
Rank     Description                      Industry                  Net Assets
----     -----------                      --------                  ----------
   1     Nextel Communications Inc.       Telecommunications           6.7%
   2     Apollo Group Inc.                Commercial Services          4.6%
   3     Western Digital Corp.            Computers                    3.6%
   4     Amazon.Com Inc.                  Internet                     3.4%
   5     Adtran Inc.                      Telecommunications           3.3%
   6     Corinthian Colleges Inc.         Commercial Services          3.3%
   7     Forest Laboratories Inc.         Pharmaceuticals              3.2%
   8     Hovnanian Enterprises Inc.       Home Builders                3.1%
   9     Biosite Inc.                     Healthcare-Products          3.1%
  10     eBay Inc.                        Internet                     3.1%
                                                                       ----
         Total                                                         37.2%

"Return to Peak" on Page One
----------------------------

For those who may not remember, the unusual diagram in the upper right hand corner of page one measures one of the ways I look at risk, the period of time it takes to "get whole," or return to the previous performance peak. Admittedly, this is an unusual measure of risk. As an investor, I am willing to hold through any downturns, but I don't like "losing money" in the long term. I am therefore less concerned how far my investment falls in a downturn, but more interested in how long it takes to get back to the previous "high water mark" or peak. By this measure, a risky investment is not the one that falls the most; it is the one that takes the longest to get back to the prior peak. As an example, I personally would rather own a fund that falls 30% and returns to the previous peak in four years than one that falls 10% and takes six years to fully recover. Certainly, this is not a classical, nor the only, definition of risk, but it is an interesting and potentially helpful concept. At Bridgeway, we celebrate "getting whole," as one of my unofficial goals with this portfolio. We are experiencing the longest bear market since before World War II. Unless you were an investor during the 1930's, the current period may turn out to be the worst, most extended bear market of your lifetime. I'm hoping that a) this will be true and b) that we have already seen the absolute low point. Our sole focus with this Portfolio, however, is to seek to outperform the market in the longer term, whether bear or bull, at a level of total risk roughly equal to the market over the longer term.

Returning to the diagram, the all time performance high for our Portfolio was on September 1, 2000. On a dividend adjusted basis, the Portfolio price was $54.83. The lowest price thereafter was July 23 of last year, $28.81, or a 47.5% drop. By comparison, the S&P 500 dropped a very slight amount more from its peak to bottom. One of the unofficial goals of our quantitative modeling methodology is to return to the September, 2000 peak faster than the market overall. So far, almost two years since the last low, we have a long way to go, but at quarter end we were still slightly better than the S&P 500.

Shareholder Feedback
--------------------

Each quarter we seek shareholder feedback, and we get some very helpful suggestions and interesting insights from time to time. This quarter, I thought I'd share two somewhat opposing views:

       I am very pleased that I made an investment in your fund in a tax sheltered account after a very complimentary article about you and your fund in an issue of Kiplinger's Investing, August 2000. (Editor's note:
       This shareholder invested within a month of the peak. Ouch. Thanks for hanging in there.) It's been a tough road for all since then, but I have continued to invest in your funds with the addition of two other portfolios in an unsheltered account. I enjoy your semi-annual reports more than any that I receive. They are clear, concise, enjoyable to read, and extremely educational about the market and investing in general. In a word, they are as exceptional as your funds' performance. One of your last reports had a very interesting comparison using the Morningstar style box. This type of information is great. I would love to see you do a yearly letter to shareholders about the market in general and of the relationship of your various funds to each other and how they fit in an investor's portfolio. I remember a report for the Aggressive Investors 1 Portfolio not long ago in which you even commented on some fixed income investments. Keep up the good work. I admire it and also admire the way you have structured your organization and for all the good works you do.

On the other end of the spectrum was some fair criticism:

       We've been investing with you for about five years, so I've read about
       20 of these quarterly things. . . . Lately, and the latest is the worst, they've degenerated into too much self-congratulatory marketing tripe. I don't mind the trumpeting of good news about the fund--it makes me feel smart by extension, but I miss learning about what it is you're doing in the funds and why. It seems to me your goal in the report should make me better understand what the fund is trying to accomplish and how it does that. . . . In general, I know you use some sort of math models to act as a really coarse [screen] and go into detail on every company you buy. But by and large, I don't have the foggiest idea what you're doing day-to-day and I've been reading your prospectus and newsletters for five years. Shouldn't you be explaining that?

Both shareholders have some interesting suggestions for my reports. This quarter, I'll do my best with the second one. "Marketing tripe" kind of hurt since we work hard at Bridgeway to concentrate on content rather than glitz. But a very appropriate question to ask is "What is the purpose of our letter?" First, there are some legal requirements for the financial statements twice a year and an audit opinion letter at fiscal year end. This (March quarter) interim quarterly letter is not required at all, but for an actively managed portfolio, we consider quarterly feedback appropriate. Bridgeway's commitment to shareholders through the years has been to answer three questions in the first short paragraph: 1) How did we do on an absolute basis? 2) How did we do on a relative basis? and 3) How does the portfolio manager feel about it? Before I started Bridgeway, these were the three questions I wanted to know about my own IRA funds that I never seemed able to determine. Beyond this, we want to paint a more detailed picture, answering the questions, "Why was our performance the way it was?" and "What were the major drivers?" Next, we try to address the questions, "What are our biggest positions?" "Are there major concentrations in one or a few stocks?" and "Are there any big industry concentrations?" We try to address these as they are relevant under the heading "Top 10 Positions." Then we'll generally take some topic having to do with Bridgeway, our Portfolio management, our industry, or a general investment theme that might help people to be better investors.

Here are some other questions posed by our second shareholder:

What is the Portfolio trying to accomplish? As presented in the prospectus, our investment objective is "to exceed the stock market total return (primarily through capital appreciation) at a level of risk roughly equal to that of the stock market over longer periods of time (three years or more)." That's really all there is.

How does it do that? Within that objective we have tremendous flexibility to buy all kinds of stocks--large and small, value and growth, and up to 10% foreign stocks. We use multiple quantitative models to pick stocks rather than the classical methods of fundamental research, which usually entail competitive analysis, knowing others' research on a company, and talking to company management. We are extreme in the application of our models. They are not merely a starting point; they really determine what we buy. At Bridgeway, we also pay a lot of attention to operating costs and trading costs. These cost controls add a significant value for shareholders over time. We also rely on performance-based fees, so we do particularly well only when you have done well--over the last five years relative to the market.

What do we do each day? As a quant shop, we get this question a lot. People always want to know what is in the mysterious "black box" of our stock picking methodology. While I cannot give away our proprietary analysis, I understand investors' desire to know that it is more than just dumb luck.

Bridgeway is unique in the way we approach quantitative investing. First, while most quant shops rely on a primary model, five models of different characteristics pick the stocks for this Portfolio. These include: one deep value model (identifying companies that appear cheap based on certain financial measures of worth), two growth models (identifying companies that have faster growing sales, earnings, etc.), one momentum model (identifying companies that are more consistent in their growth and exhibit positive "technical factors" such as favorable stock price or volume movements), and one growth at a reasonable price model (identifying companies with a combination of growth and value characteristics). The different models pick stocks that span the size spectrum from small to large.

This mixture of different styles is intended to decrease the volatility inherent in each model style, which relates to the long-term "risk" portion of our investment objective. From another perspective, we anticipate that at least one style is "in vogue" in the market at any one time. An obvious corollary to this statement is that another model style will usually be lagging in any particular shorter timeframe. However, since each model picks a relatively small number of stocks for our Portfolio at any one time, the stock picks are statistically "more pure" from our point of view, and by design would likely have superior returns when that model's style is in favor. This strategy relates to our "total return" investment objective, which is to beat the market over longer time periods (of at least three or more years). Each of these models uses multiple data inputs, such as financial data that companies file with the Securities and Exchange Commission and technical data.

This leads me to our second major difference: We are extremely disciplined in using these models. The process looks the same in a bull market or a bear market. Many quant shops use the models for guidance and then override with "better human knowledge." We feel such intervention actually destroys value the vast majority of the time. Our models, based on solid logic and historical data, take human emotions and whims out of the equation. We override the models only for reasons such as:

       a)discovering that a company will restate historical data, "Garbage in, garbage out."
       b)a restructuring or merger changes the major economic forces affecting a stock, We only like owning stocks when we feel we have a statistical advantage.
       c)risk management purposes, such as adequate diversification.
         We wouldn't want, nor would federal regulations allow, all companies in just one or two industries, for example.
We will also take into account the tax consequences of a trade when we feel it will have no detrimental affect on Portfolio performance.

Day-to-day, it is all about feeding accurate, timely information into our models to determine the actual makeup of our portfolios, and to seek to improve these models.

This takes me to the third major difference: what we don't do. We don't talk to managers of companies we own (except occasionally to confirm data quality). We don't talk with brokers about stock ideas. We don't review analyst reports. We don't consider new products, competitors, or the effect of changing demographics on the companies we own. We don't consider or forecast the direction of the overall market. We don't consider or forecast changes in the overall economy. We do save a tremendous amount of time and resources by focusing on what we do best: statistics, modeling, and trade execution.

One final note relative to this discussion: We believe that part of our competitive advantage is that the general public, and even our shareholders, do not have access to exactly how we manage our portfolio, that is, to the specific workings of our models. A guideline we use in our business decisions at Bridgeway is, "What is in the long-term interest of our shareholders?" Some "quant firms" may be more forthcoming about the details of their quantitative work in the hope of raising more assets. But this disclosure may also hurt long-term returns as other investment firms duplicate successful methods. Our concern is to build a better long-term record for our current shareholders. So one of our first jobs - on your behalf - is to guard the security of our modeling system.

Congressional Testimony
-----------------------

TRANSLATION: Mutual fund management companies need to better address increasing public distrust in the environment of a bear market. Better disclosure is one positive step in this direction.

In the current environment, hearing that one of your managers has appeared before Congress may bring up images of congressional committee members grilling Enron executives. On a much happier note, however, based on Bridgeway's positions on cost management and disclosure, I was invited to give testimony to a House subcommittee that oversees mutual funds. The hearing was entitled "Mutual Fund Industry Practices and Their Effect on Individual Investors." Like most of our shareholders, I have only seen bits of such proceedings on TV, never in person. My overall impression was favorable. Given the incredible breadth of topics about which congressional members must make decisions, I was favorably impressed with the level of preparation and knowledge that was demonstrated. I also found the tone of the proceedings fair and evenhanded, in spite of the headline in the next day's business journal, "Congress Grills Mutual Fund Executives."

The thrust of my testimony concerned issues of disclosure. Individual investors, financial advisers, and journalists must have access to crucial information if they are to make informed investment decisions. This is a key principle of a sound free market system. To be sure, our industry (including management firms, regulators, audit firms, and legislators) has made progress in recent years with the "plain English" prospectus, simple and standardized fee tables, better standards for performance evaluation, disclosure of the effect of taxes on returns, and much more detailed information available through the Internet. Regulators have taken steps to hold financial fiduciaries more accountable. (Our Fund's financial officer and I now have to certify that we are responsible for all disclosure controls and procedures, that they are accurate to the best of our knowledge, and are adequate and timely.) In addition, there are several initiatives "in the works" to make even more information available. However, one thing I worry about is that we will spend resources in areas where we will not get the maximum benefit for individual shareholders.

In my testimony, I discussed thirteen areas for improved disclosure. (The full text is available on our web site, www.bridgewayfund.com.) Most of these will be no surprise to Bridgeway shareholders who have read previous shareholder letters: disclosure of (or even better, elimination of) soft dollar commissions; disclosure of commission costs as a percentage of average net assets; disclosure of total trading cost; better access to mutual fund prospectuses and other information online; easy access to standardized industry expense, performance, and operating information; disclosure of fund marketplace costs; disclosure of manager salaries; disclosure of adviser policy on portfolio managers' investing in securities in which the fund may invest; disclosure of portfolio manager holdings of the fund(s) he or she manages; and specific fund board disclosure on how 12b-1 distribution fees help shareholders. Of these issues, the press has been most interested in the disclosure of commission costs, trading costs, and managers' compensation.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, March 31, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online or through Bridgeway.

Conclusion
----------

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

[BRIDGEWAY FUNDS LOGO]

                                                     Return to Peak
                                               Peak
                                               5/15/02 $11.03
                                                   |
                                                    |
                                                     |          3/31/03 $7.87
                                                      |         |
                                                        |    |
                                                          |
                                                        Bottom
                                                     3/11/03 $7.47

April 30, 2003          March Quarter - Quarterly Report
                        --------------------------------


Dear Fellow Aggressive Investors 2 Shareholder,

Our Portfolio returned a negative 6.6% in the March quarter, compared to a 3.1% decline of the S&P 500 Index and a 2.1% decline of the Lipper Capital Appreciation Funds Index. It was a poor quarter from all standpoints, and I am not pleased.

Our record over the last year is better, having beaten each of our market and peer benchmarks. According to data from Morningstar, the Aggressive Investors 2 Portfolio ranked 255th of 263 aggressive growth funds for the quarter and 72nd of 253 for the last twelve months.

Performance Summary
-------------------

TRANSLATION: Aggressive Investors 2 lagged each one of our performance benchmarks for the March quarter. We did better over the last year, beating each of our benchmarks, but still have some "makeup" to do to lead on a cumulative basis. This is my #1 performance task over the remainder of calendar 2003.

The table below presents our March quarter, one year and life-to-date financial results according to the formula required by the SEC.

                                           March Qtr.         1 Year          Life-to-Date
                                             1/1/02           4/1/02            10/31/01
                                           to 3/31/033      to 3/31/03        to 3/31/034
                                           -----------      ----------        -----------
    Aggressive Investors 2 Portfolio          -6.6%           -24.2%             -15.6%
    S&P 500 Index (large companies)(1)        -3.1%           -24.8%             -13.1%
    Russell 2000 (small companies)(1)         -4.5%           -27.0%              -9.5%
    Lipper Capital Appreciation Funds(2)      -2.1%           -24.9%             -13.0%

 (1)The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (2)The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. 3Periods less than one year are not annualized. 4Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance--What Didn't Go Well
------------------------------------------------------------------

TRANSLATION: Our Portfolio took a hit with four of our "top ten" positions appearing on our list of stocks that performed the worst. Nearly half of our nine worst-performing stocks were in the technology sector.

The Portfolio's worst performer, PEC Solutions, a technology services firm serving government entities, announced strong December quarter earnings in mid February. However, in the same press release, the company scaled back expectations for the following quarter and year. In the current uncertain environment, Wall Street does not take such news well, and PEC's stock price dropped 36% in one day. Then in mid March, just a month later, the company further reduced earnings expectations amid "delayed government contract awards" and "a discontinuity of certain engagements related to application of biometric identification technologies." I understand "delayed government contracts," but I have no clue on the second one. Apparently, Wall Street again didn't like the news, and PEC dropped another 38% in one day. Unfortunately, our models didn't sidestep any of this news, and we took a full 61% hit in this stock for the quarter. Although class action lawyers arrived on the scene in April, the stock price has started to recover slightly.

Verisity, which is the leading supplier of essential technology and methodology for the electronics industry, plummeted on news that the company expected to report a reversal of its positive earnings trend. WebEx, which provides real time interactive multi-media communication services for web sites, fell 29% over a one-week period in January on news that Microsoft was putting its weight behind a competitor by buying them out. The stock continued to fall as two brokerage firm analysts downgraded the stock.

At the risk of spending too much time crying over declining stocks, I want to report that Allen Telecom has been one of the most disappointing stocks in my recent memory. This company had the characteristics of a number of stocks that have done very well for Bridgeway through the years. It was in an industry that had been severely beaten up by Wall Street, so the stock price appeared relatively cheap. Fundamentals of the company had turned around rather dramatically, earlier than some of its industry peers. Technical factors were looking good as Wall Street was starting to take notice. Then the company announced a takeover by another telecommunications firm, Andrews Corporation. Usually, for a company like Allen, this would mean a 30% to 50% premium (increase in stock price) over the pre-announcement price. However, this was a stock for stock deal (the acquiring company was going to pay with newly issued Andrews shares instead of cash). Instead of Allen going up 30+%, Andrews Corporation declined by that amount upon the announcement, and Allen shares remained unchanged. Sometimes this situation will attract another buyer or cause the deal to fall through (which would be fine with me, since our models like Allen, but don't like Andrews).

Then the second shoe dropped. Two weeks after the announcement, Andrews pre-announced a negative revision of earnings. Andrews declined another 11% on this announcement and has fallen further since then, taking Allen down with it about the same amount. So now the total effect of the takeover has been a 39% decline in our stock through the end of the quarter. Ouch. In seventeen years of personal investing, I don't recall the takeover of a single healthy company I owned resulting in a substantial decline like this. Also, I'm not pleased with the terms of the merger that Allen negotiated; it could cost $20 million if the deal doesn't go through. This story hasn't yet played itself out though. I'll keep you informed in a future shareholder letter.

Overall, nine portfolio stocks declined at least 25%:

 Rank     Description                       Industry                  % Loss
 ----     -----------                       --------                  ------
    1     PEC Solutions Inc.                Computers                 -64.0%
    2     Verisity Ltd.                     Computers                 -54.7%
    3     WebEx Communications Inc.         Internet                  -49.8%
    4     Activision Inc.                   Software                  -40.4%
    5     Ford Motor Co.                    Auto Manufacturers        -34.3%
    6     Thor Industries Inc.              Leisure Time              -31.5%
    7     Fresh Del Monte Produce           Food                      -27.3%
    8     Allen Telecom Inc.                Telecommunications        -26.3%
    9     Electronic Arts Inc.              Software                  -25.5%

Detailed Explanation of Quarterly Performance--What Went Well
-------------------------------------------------------------

TRANSLATION: Of course, not all our positions declined in the quarter. Four appreciated more than 25%.

New Century Financial is a mortgage broker that has benefited greatly from falling interested rates and the boom in the new housing market. The company's revenues have soared in the last two years, and earnings have grown at an even faster rate. The experience at Flagstaff Bancorp, a savings and loan, has been similar. Here is our list of best performers:

Rank     Description                   Industry                         % Gain
----     -----------                   --------                         ------
   1     New Century Financial Corp.   Diversified Financial Services    64.5%
   2     Flagstar Bancorp Inc.         Savings & Loans                   44.5%
   3     Cyberonics Inc.               Healthcare-Products               32.0%
   4     Neoforma Inc.                 Internet                          29.5%


Top Ten Holdings
----------------

On March 31, our top ten holdings represented 38% of Portfolio net assets. As indicated by these holdings, Internet and telecommunications stocks have boosted the communications sector to 31% of net assets, up sharply from 9% last quarter. This compares to 10.5% for the S&P 500 Index. It is the result of individual stock picks, not any "top-down" master strategy. Consumer non-cyclical stocks, such as commercial services and healthcare, comprise our largest sector at 31% of the Portfolio, compared to 25% in the S&P 500 Index. Here are the top ten holdings at the end of March:

                                                                         Percent of
Rank      Description                     Industry                        Net Assets
----      -----------                     --------                        ----------
    1     Nextel Communications Inc.      Telecommunications                  5.9%
    2     Allen Telecom Inc.              Telecommunications                  5.5%
    3     j2 Global Communications Inc.   Internet                            5.4%
    4     Analogic Corp.                  Electronics                         3.9%
    5     Apollo Group Inc.               Commercial Services                 3.2%
    6     Forest Laboratories Inc.        Pharmaceuticals                     3.2%
    7     Biosite Inc.                    Healthcare-Products                 3.1%
    8     E*TRADE Group Inc.              Diversified Financial Services      2.7%
    9     Sharper Image Corp.             Retail                              2.5%
   10     Rollins Inc.                    Commercial Services                 2.4%
                                                                              ----
          Total                                                              37.8%

"Return to Peak" on Page One
----------------------------

The unusual diagram in the upper right hand corner of page one measures one of the ways I look at risk, the period of time it takes to "get whole," or return to the previous performance peak. Admittedly, this is an unusual measure of risk. As an investor, I am willing to hold through any downturns, but I don't like "losing money" in the long term. I am therefore less concerned how far my investment falls in a downturn, but more interested in how long it takes to get back to the previous "high water mark" or peak. By this measure, a risky investment is not the one that falls the most; it is the one that takes the longest to get back to the prior peak. As an example, I personally would rather own a fund that falls 30% and returns to the previous peak in four years than one that falls 10% and takes six years to fully recover. Certainly, this is not a classical, nor the only, definition of risk, but it is an interesting and potentially helpful concept. At Bridgeway, we celebrate "getting whole," as one of my unofficial goals with this portfolio. We are experiencing the longest bear market since before World War II. Unless you were an investor during the 1930's, the current period may turn out to be the worst, most extended bear market of your lifetime. I'm hoping that a) this will be true and b) that we have already seen the absolute low point. Our sole focus with this Portfolio, however, is to seek to outperform the market in the longer term, whether bear or bull, at a level of total risk roughly equal to the market over the longer term.

Returning to the diagram, the all time performance high for our Portfolio was on May 15, 2002. The Portfolio price was $11.03. The lowest price thereafter was March 11 of this year, $7.47, or a 32.3% drop, unfortunately more than the S&P 500 Index over the same time period. One of the unofficial goals of our quantitative modeling methodology is to return to the May, 2002 peak faster than the market overall. So far, three weeks after the bottom, we have a long way to go.

Shareholder Feedback
--------------------

Each quarter we seek shareholder feedback, and we get some very helpful suggestions and interesting insights from time to time. This quarter, I thought I'd share two somewhat opposing views from an investor in Bridgeway Aggressive Investors 1 Portfolio:

       I am very pleased that I made an investment in your fund in a tax sheltered account after a very complimentary article about you and your fund in an issue of Kiplinger's Investing, August 2000. (Editor's note:
       This shareholder invested within a month of the peak in Aggressive Investors 1 Portfolio. Ouch. Thanks for hanging in there.) It's been a tough road for all since then, but I have continued to invest in your funds with the addition of two other portfolios in an unsheltered account. I enjoy your semi-annual reports more than any that I receive. They are clear, concise, enjoyable to read, and extremely educational about the market and investing in general. In a word, they are as exceptional as your funds' performance. One of your last reports had a very interesting comparison using the Morningstar style box. This type of information is great. I would love to see you do a yearly letter to shareholders about the market in general and of the relationship of your various funds to each other and how they fit in an investor's portfolio. I remember a report for the Aggressive Investors 1 Portfolio not long ago in which you even commented on some fixed income investments. Keep up the good work. I admire it and also admire the way you have structured your organization and for all the good works you do.

On the other end of the spectrum was some fair criticism:

       We've been investing with you for about five years, so I've read about 20 of these quarterly things. . . Lately, and the latest is the worst, they've degenerated into too much self-congratulatory marketing tripe. I don't mind the trumpeting of good news about the fund--it makes me feel smart by extension, but I miss learning about what it is you're doing in the funds and why. It seems to me your goal in the report should make me better understand what the fund is trying to accomplish and how it does that. . . . In general, I know you use some sort of math models to act as a really coarse [screen] and go into detail on every company you buy. But by and large, I don't have the foggiest idea what you're doing day-to-day and I've been reading your prospectus and newsletters for five years. Shouldn't you be explaining that?

Both shareholders have some interesting suggestions for my reports. This quarter, I'll do my best with the second one. "Marketing tripe" kind of hurt since we work hard at Bridgeway to concentrate on content rather than glitz. But a very appropriate question to ask is "What is the purpose of our letter?" First, there are some legal requirements for the financial statements twice a year and an audit opinion letter at fiscal year end. This (March quarter) interim quarterly letter is not required at all, but for an actively managed portfolio, we consider quarterly feedback appropriate. Bridgeway's commitment to shareholders through the years has been to answer three questions in the first short paragraph: 1) How did we do on an absolute basis? 2) How did we do on a relative basis? and 3) How does the portfolio manager feel about it? Before I started Bridgeway, these were the three questions I wanted to know about my own IRA funds that I never seemed able to determine. Beyond this, we want to paint a more detailed picture, answering the questions, "Why was our performance the way it was?" and "What were the major drivers?" Next, we try to address the questions, "What are our biggest positions?" "Are there major concentrations in one or a few stocks?" and "Are there any big industry concentrations?" We try to address these as they are relevant under the heading "Top 10 Positions." Then we'll generally take some topic having to do with Bridgeway, our Portfolio management, our industry, or a general investment theme that might help people to be better investors.

Here are some other questions posed by our second shareholder:

What is the Portfolio trying to accomplish? As presented in the prospectus, our investment objective is "to exceed the stock market total return (primarily through capital appreciation) at a level of risk roughly equal to that of the stock market over longer periods of time (three years or more)." That's really all there is.

How does it do that? Within that objective we have tremendous flexibility to buy all kinds of stocks--large and small, value and growth, and up to 10% foreign stocks. We use multiple quantitative models to pick stocks rather than the classical methods of fundamental research, which usually entail competitive analysis, knowing others' research on a company, and talking to company management. We are extreme in the application of our models. They are not merely a starting point; they really determine what we buy. At Bridgeway, we also pay a lot of attention to operating costs and trading costs. These cost controls add a significant value for shareholders over time. We also rely on performance-based fees, so we do well only when you have done well--over the long-term relative to the market.

What do we do each day? As a quant shop, we get this question a lot. People always want to know what is in the mysterious "black box" of our stock picking methodology. While I cannot give away our proprietary analysis, I understand investors' desire to know that it is more than just dumb luck.

Bridgeway is unique in the way we approach quantitative investing. First, while most quant shops rely on a primary model, five models of different characteristics pick the stocks for this Portfolio. These include: one deep value model (identifying companies that appear cheap based on certain financial measures of worth), two growth models (identifying companies that have faster growing sales, earnings, etc.), one momentum model (identifying companies that are more consistent in their growth and exhibit positive "technical factors" such as favorable stock price or volume movements), and one growth at a reasonable price model (identifying companies with a combination of growth and value characteristics). The different models pick stocks that span the size spectrum from small to large.

This mixture of different styles is intended to decrease the volatility inherent in each model style, which relates to the long-term "risk" portion of our investment objective. From another perspective, we anticipate that at least one style is "in vogue" in the market at any one time. An obvious corollary to this statement is that another model style will usually be lagging in any particular shorter timeframe. However, since each model picks a relatively small number of stocks for our Portfolio at any one time, the stock picks are statistically "more pure" from our point of view, and by design would likely have superior returns when that model's style is in favor. This strategy relates to our "total return" investment objective, which is to beat the market over longer time periods (of at least three or more years). Each of these models uses multiple data inputs, such as financial data that companies file with the Securities and Exchange Commission and technical data.

This leads me to our second major difference: We are extremely disciplined in using these models. The process looks the same in a bull market or a bear market. Many quant shops use the models for guidance and then override with "better human knowledge." We feel such intervention actually destroys value the vast majority of the time. Our models, based on solid logic and historical data, take human emotions and whims out of the equation. We override the models only for reasons such as:
        a)discovering that a company will restate historical data, "Garbage in, garbage out."
        b)a restructuring or merger changes the major economic forces affecting a stock, We only like owning stocks when we feel we have a statistical advantage.
        c)risk management purposes, such as adequate diversification.
          We wouldn't want, nor would federal regulations allow, all companies in just one or two industries, for example.
We will also take into account the tax consequences of a trade when we feel it will have no detrimental affect on Portfolio performance.

Day-to-day, it is all about feeding accurate, timely information into our models to determine the actual makeup of our portfolios, and to seek to improve these models.

This takes me to the third major difference: what we don't do. We don't talk to managers of companies we own (except occasionally to confirm data quality). We don't talk with brokers about stock ideas. We don't review analyst reports. We don't consider new products, competitors, or the effect of changing demographics on the companies we own. We don't consider or forecast the direction of the overall market. We don't consider or forecast changes in the overall economy. We do save a tremendous amount of time and resources by focusing on what we do best: statistics, modeling, and trade execution.

One final note relative to this discussion: We believe that part of our competitive advantage is that the general public, and even our shareholders, do not have access to exactly how we manage our portfolio, that is, to the specific workings of our models. A guideline we use in our business decisions at Bridgeway is, "What is in the long-term interest of our shareholders?" Some "quant firms" may be more forthcoming about the details of their quantitative work in the hope of raising more assets. But this disclosure may also hurt long-term returns as other investment firms duplicate successful methods. Our concern is to build a better long-term record for our current shareholders. So one of our first jobs - on your behalf - is to guard the security of our modeling system.

Shareholder Feedback 2
----------------------

Shareholder Aquinas Hobor asks a fair question:

      I've owned your Aggressive Investors 2 portfolio since you opened it, and, while I don't want to focus too much on short-term performance, I'm curious if you could address why the portfolio seems to be doing worse than both the S&P and all of your other portfolios. In particular, I've noticed that of late it tends to both lag Aggressive Investors 1 on the way up and also on the way down. . . I think that you guys know what you're doing, so I'm sticking with you, but a little explanation would let me sleep more easily.

First, I appreciate this shareholder's candor, grace, and loyalty. I will try to boil these concerns down to three questions. The first question is, "Why has Aggressive Investors 2 underperformed the S&P 500?" This is our benchmark and I am not pleased with our performance to date. The biggest part of the answer is less successful stock picks. As I wrote earlier in the letter, we have seen some unusual announcements around some of our largest holdings.

The second question, "Why has Aggressive Investors 2 underperformed Aggressive Investors 1?" is harder. I know of no systematic reason why it should be underperforming, since Aggressive Investors 1 and 2 use the same models. What changes across these two portfolios is the level of investment and the advantage that Aggressive Investors 1 has by having "right of first refusal" for stocks with limited liquidity, as explained in the prospectus. Right now, however, I would expect Aggressive Investors 2 to have even a slight advantage since it is a very small fund with only $13 million in assets, making it very "nimble." Nevertheless, we haven't demonstrated this in our first year and a half of performance.

The third question, "Why has your Aggressive Investor 2 underperformed other Bridgeway portfolios recently?" This has a lot to do with timing and the investment objectives of our other portfolios. Our ultra-small company portfolios (Micro Cap Limited, Ultra Small Company, and Ultra Small Company Tax Advantage) have been our best performers over the last couple of years, after lagging for part of the late 90's. Ultra-small stocks were somewhat overlooked in the 90's as investors focused on the large cap stocks of the S&P 500, and 2001 and 2002 were partly "catch up" years. Relative to our Balanced Portfolio, our aggressive investors portfolios also look poorer recently, which is predictable in a normal bear market. The Balanced Portfolio is designed to decrease exposure on the downside by investing in fixed income instruments and hedging some equity positions; this strategy gives up some upside potential in return. Finally, our Ultra Large 35 Index has done slightly better than Aggressive Investor 2 over the last 17 months. This portfolio is designed to have a lower volatility than the S&P 500 through its blue chip focus which has benefited it during the bear market.

Congressional Testimony
-----------------------

TRANSLATION: Mutual fund management companies need to better address increasing public distrust in the environment of a bear market. Better disclosure is one positive step in this direction.

In the current environment, hearing that one of your managers has appeared before Congress may bring up images of congressional committee members grilling Enron executives. On a much happier note, however, based on Bridgeway's positions on cost management and disclosure, I was invited to give testimony to a House subcommittee that oversees mutual funds. The hearing was entitled "Mutual Fund Industry Practices and Their Effect on Individual Investors." Like most of our shareholders, I have only seen bits of such proceedings on TV, never in person. My overall impression was favorable. Given the incredible breadth of topics about which congressional members must make decisions, I was favorably impressed with the level of preparation and knowledge that was demonstrated. I also found the tone of the proceedings fair and evenhanded, in spite of the headline in the next day's business journal, "Congress Grills Mutual Fund Executives."

The thrust of my testimony concerned issues of disclosure. Individual investors, financial advisers, and journalists must have access to crucial information if they are to make informed investment decisions. This is a key principle of a sound free market system. To be sure, our industry (including management firms, regulators, audit firms, and legislators) has made progress in recent years with the "plain English" prospectus, simple and standardized fee tables, better standards for performance evaluation, disclosure of the effect of taxes on returns, and much more detailed information available through the Internet. Regulators have taken steps to hold financial fiduciaries more accountable. (Our Fund's financial officer and I now have to certify that we are responsible for all disclosure controls and procedures, that they are accurate to the best of our knowledge, and are adequate and timely.) In addition, there are several initiatives "in the works" to make even more information available. However, one thing I worry about is that we will spend resources in areas where we will not get the maximum benefit for individual shareholders.

In my testimony, I discussed thirteen areas for improved disclosure. (The full text is available on our web site, www.bridgewayfund.com.) Most of these will be no surprise to Bridgeway shareholders who have read previous shareholder letters: disclosure of (or even better, elimination of) soft dollar commissions; disclosure of commission costs as a percentage of average net assets; disclosure of total trading cost; better access to mutual fund prospectuses and other information online; easy access to standardized industry expense, performance, and operating information; disclosure of fund marketplace costs; disclosure of manager salaries; disclosure of adviser policy on portfolio managers' investing in securities in which the fund may invest; disclosure of portfolio manager holdings of the fund(s) he or she manages; and specific fund board disclosure on how 12b-1 distribution fees help shareholders. Of these issues, the press has been most interested in the disclosure of commission costs, trading costs, and managers' compensation.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, March 31, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion
----------

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas (both favorable and critical) coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

[BRIDGEWAY FUNDS LOGO]

April 30, 2003           March  Quarter -  Quarterly Report
                         ----------------------------------

Dear Fellow Balanced Portfolio Shareholders:

The Balanced Portfolio declined 0.3% in the quarter ending March 31, 2003. This performance compares to the 1.8% decline for the Lipper Balanced Fund Index and the 0.5% decline for the Balanced Benchmark. We beat both of our benchmarks so the performance was good but certainly nothing to write home about.

According to data from Lipper, the Balanced Portfolio ranked 63rd of 543 balanced funds for the quarter.

For the 12 months ending March 31, 2003 the Balanced Portfolio declined 6.8%. This performance compares to a negative return of 12.9% for the Lipper Balanced Fund Index and a decline of 5.2% for the Balanced Benchmark.

According to data from Lipper, the Balanced Portfolio ranked 16th of 503 balanced funds for the past twelve months and 23rd of 470 funds since inception. Based on the design of this portfolio, we would expect our performance to be better than our peer group over a majority of quarters in bear markets, but usually lag in dramatically appreciating bull markets.

Performance Summary
-------------------

Translation: On a relative basis the quarter was ok. Our track record is gaining longevity, and the results are encouraging. Based on data from Lipper the portfolio is in the top 3% of balanced funds for the past twelve months and the top 5% of balanced funds since inception. Our focus at Bridgeway is on long-term rather than short-term results, so it is quite satisfying that we are heading in the right direction.

The table below presents our March quarter, one year and life-to-date financial results according to the formula required by the SEC.
                                  March Qtr.         1 Year       Life-to-Date
                                    1/1/02           4/1/02          7/1/01
                                  to 3/31/03(4)    to 3/31/03     to 3/31/03(5)
                                  ----------       ----------     ----------
 Balanced Portfolio(1)               -0.3%            -6.8%          -3.5%
 Lipper Balanced Fund Index(2)       -1.8%           -12.9%          -8.1%
 Balanced Benchmark(3)               -0.5%            -5.2%          -2.8%

  (1)Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2)Performance of Balanced Fund Index, as measured by Lipper, Inc.
  (3)Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested)
  and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total
  Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market). The performance of these Indexes was as follows: S&P 500 was down 3.1% in March 2003 quarter, down 24.8% for the one-year period, and down 17.6% since 7/1/01; Bloomberg/EFFAS Bond Index was up 0.7% in March 2003 quarter, up 6.6% for the one-year period, and up 6.2% since 7/1/01. (4)Periods less than one year are not annualized.
  (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.
             .
Detailed Explanation of Quarterly Performance
---------------------------------------------

Our worst performers outnumbered the best performers by a ratio of six to one. This is never good, but fortunately five of the six stocks came from the index section of our portfolio and are small positions. It is interesting that both our best and worst performers came from our growth models, and both are computer companies. Western Digital manufactures and sells hard drives that are used in a wide array of high tech products. WDC surprised the street with earnings for the quarter ending 12/27/02 of $0.36 per share, up from $0.05 per share for the year ago quarter and above the consensus expectations of $0.13 per share. Our position in WDC added 0.6% to our quarterly returns.

Our worst performer was PEC Solutions, Inc. The company specializes in high-end technology services for the government. The company's stock took a dive in February when their first quarter 2003 expected future revenue announcement was lower than anticipated by analysts. In March, PEC Solutions' stock price experienced a second blow as the company resurfaced to revise revenue and earnings expectations. The stock was not one of our largest positions in the March quarter; it did, however, cost us 0.7% of total quarterly returns.

We had one stock that gained more than 30%. Western Digital Corp. was up 33.8% in the March quarter.

The six companies that declined more than 30% are:

 Rank   Description                Industry                 % Loss
 ----   -----------                --------                 ------
   1    PEC Solutions Inc.         Computers                -57.4%
   2    Interpublic Group          Advertising              -34.0%
   3    Maytag Corporation         Home Furnishings         -33.2%
   4    King Pharmaceuticals       Pharmaceuticals          -31.1%
   5    General Dynamics           Aerospace/Defense        -30.6%
   6    Pepsi Bottling Group       Beverages                -30.2%

Top Ten Holdings
----------------

Our top ten holdings list looks pretty much like I would expect. The average position is a little bit over 2%, and there is a good balance between growth and value stocks from our quantitative models. Neither growth nor value contributed positively for the quarter but growth did much better than value. Ford Motor has been a big disappointment on the value side. They have gained some market share, but earnings estimates continue to drop, sales declined 7.9% in March, and the sales incentives never seem to go away. We continue to hold Ford, but are in a wait and see attitude.

It is interesting to note something else that comes to mind when I look at this list. Bridgeway is becoming increasingly well known for its disciplined and successful use of quantitative models for stock selection. With the Balanced Portfolio we have "kicked it up a notch." The entire portfolio was designed using quantitative analysis. In simple terms we wanted to know how various investment strategies would fit together to best achieve our investment objective. This was a major project for Bridgeway; we "crunched" a tremendous amount of data and created a portfolio that is unique. I am often asked by investors to tell the "Balanced Story." I think it is a good one and includes our models, discipline, experience and the execution of our strategy. However, it all begins with the quantitative design of our portfolio. It is uniquely "Bridgeway" and I believe the main attribute of our portfolio.

Here are the top ten stocks at the end of March. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

 Rank   Description                           Industry                         % of Net Assets
 ----   -----------                           --------                         ---------------
   1    Nextel Comm Class A                   Telecommunications                     2.3%
   2    Biosite Inc.                          Healthcare-Products                    2.1%
   3    Dow Chemical Co.                      Chemicals                              2.1%
   4    Western Digital Corp.                 Computers                              2.1%
   5    Ebay Inc May $85 put                  Internet                               2.1%
   6    Lexmark International Inc.            Computers                              2.0%
   7    Adtran Inc April 35 & May 35 puts     Telecommunications                     2.0%
   8    Ford Motor Co.                        Auto Manufacturers                     2.0%
   9    JP Morgan Chase & Co.                 Diversified Financial Services         1.8%
   10   US Bancorp                            Banks                                  1.8%
                                                                                     ----
                                                                                    20.3%

Shareholders have expressed an interest in other Bridgeway Portfolios and in Bridgeway's overall strategy and investment philosophy. The next few sections, written by John Montgomery, cover general topics that we have included in shareholder reports to each of the Bridgeway Portfolio investors.

Shareholder Feedback
--------------------

Each quarter we seek shareholder feedback, and we get some very helpful suggestions and interesting insights from time to time. This quarter, I thought I'd share two somewhat opposing views about our reports from an investor in another Bridgeway Portfolio:

       I am very pleased that I made an investment in your fund in a tax sheltered account after a very complimentary article about you and your fund in an issue of Kiplinger's Investing, August 2000. (Editor's note:
       This shareholder invested within a month of the peak. Ouch. Thanks for hanging in there.) It's been a tough road for all since then, but I have continued to invest in your funds with the addition of two other portfolios in an unsheltered account. I enjoy your semi-annual reports more than any that I receive. They are clear, concise, enjoyable to read, and extremely educational about the market and investing in general. In a word, they are as exceptional as your funds' performance. One of your last reports had a very interesting comparison using the Morningstar style box. This type of information is great. I would love to see you do a yearly letter to shareholders about the market in general and of the relationship of your various funds to each other and how they fit in an investor's portfolio. I remember a report for the Aggressive Investors 1 Portfolio not long ago in which you even commented on some fixed income investments. Keep up the good work. I admire it and also admire the way you have structured your organization and for all the good works you do.

On the other end of the spectrum was some fair criticism:

       We've been investing with you for about five years, so I've read about
       20 of these quarterly things. . . . Lately, and the latest is the worst, they've degenerated into too much self-congratulatory marketing tripe. I don't mind the trumpeting of good news about the fund--it makes me feel smart by extension, but I miss learning about what it is you're doing in the funds and why. It seems to me your goal in the report should make me better understand what the fund is trying to accomplish and how it does that. . . . In general, I know you use some sort of math models to act as a really coarse [screen] and go into detail on every company you buy. But by and large, I don't have the foggiest idea what you're doing day-to-day and I've been reading your prospectus and newsletters for five years. Shouldn't you be explaining that?

Both shareholders have some interesting suggestions for my reports. This quarter, I'll do my best with the second one. "Marketing tripe" kind of hurt since we work hard at Bridgeway to concentrate on content rather than glitz. But a very appropriate question to ask is "What is the purpose of our letter?" First, there are some legal requirements for the financial statements twice a year and an audit opinion letter at fiscal year end. This (March quarter) interim quarterly letter is not required at all, but for an actively managed portfolio, we consider quarterly feedback appropriate. Bridgeway's commitment to shareholders through the years has been to answer three questions in the first short paragraph: 1) How did we do on an absolute basis? 2) How did we do on a relative basis? and 3) How does the portfolio manager feel about it? Before I started Bridgeway, these were the three questions I wanted to know about my own IRA funds that I never seemed able to determine. Beyond this, we want to paint a more detailed picture, answering the questions, "Why was our performance the way it was?" and "What were the major drivers?" Next, we try to address the questions, "What are our biggest positions?" "Are there major concentrations in one or a few stocks?" and "Are there any big industry concentrations?" We try to address these as they are relevant under the heading "Top 10 Positions." Then we'll generally take some topic having to do with Bridgeway, our Portfolio management, our industry, or a general investment theme that might help people to be better investors.

Here are some other questions posed by our second shareholder which I will answer for Bridgeway Balanced Portfolio:

What is this Portfolio trying to accomplish? As presented in the prospectus, our investment objective is "to provide a high current return with short-term risk less than or equal to 40% of the stock market." That's really all there is.

How does it do that? Within that objective we can invest up to 75% of Portfolio assets in option writing which will normally provide a "cushion" against a market decline, but also limit appreciation potential in a market rise. Option writing is also used to provide some cash flow for the Portfolio. The Portfolio can invest in any size companies on which options are traded, as well as market index futures and options. The portfolio also invests at least 25% of assets in a variety of fixed-income securities. We use multiple quantitative models to pick stocks rather than pure fundamental research, which usually entail competitive analysis, knowing others' research on a company, and talking to company management. We are extreme in the application of our models. They are not merely a starting point; they really determine what we buy. At Bridgeway, we also pay a lot of attention to operating costs and trading costs. These cost controls add significant value for shareholders over time.

What do we do each day? As a quant shop, we get this question a lot. People always want to know what is in the mysterious "black box" of our stock picking methodology. While I cannot give away our proprietary analysis, I understand investors' desire to know that it is more than just dumb luck.

Bridgeway is unique in the way we approach quantitative investing. First, while most quant shops rely on a primary model, eight models of different characteristics currently pick the stocks for this Portfolio. These include: two deep value models (identifying companies that appear cheap based on certain financial measures of worth), three growth models (identifying companies that have faster growing sales, earnings, etc.), one momentum model (identifying companies that are more consistent in their growth and exhibit positive "technical factors" such as favorable stock price or volume movements), and two growth at a reasonable price models (identifying companies with a combination of growth and value characteristics). The different models pick stocks that span the size spectrum from small to large.

This mixture of different styles is intended to decrease the volatility inherent in each model style, which relates to the long-term "risk" portion of our investment objective. From another perspective, we anticipate that at least one style is "in vogue" in the market at any one time. An obvious corollary to this statement is that another model style will usually be lagging in any particular shorter timeframe. However, since each model picks a relatively small number of stocks for our Portfolio at any one time, the stock picks are statistically "more pure" from our point of view, and by design would likely have superior returns when that model's style is in favor. Each of these models uses multiple data inputs, such as financial data that companies file with the Securities and Exchange Commission and technical data.

This leads me to our second major difference: We are extremely disciplined in using these models. The process looks the same in a bull market or a bear market. Many quant shops use the models for guidance and then override with "better human knowledge." We feel such intervention actually destroys value the vast majority of the time. Our models, based on solid logic and historical data, take human emotions and whims out of the equation. We override the models only for reasons such as:
       a)discovering that a company will restate historical data, "Garbage in, garbage out."
       b)a restructuring or merger changes the major economic forces affecting a stock, We only like owning stocks when we feel we have a statistical advantage.
       c)risk management purposes, such as adequate diversification.
         We wouldn't want, nor would federal regulations allow, all companies in just one or two industries, for example.
We will also take into account the tax consequences of a trade when we feel it will have no detrimental affect on Portfolio performance.

Day-to-day, it is all about feeding accurate, timely information into our models to determine the actual makeup of our portfolios, and to seek to improve these models.

This takes me to the third major difference: what we don't do. We don't talk to managers of companies we own (except occasionally to confirm data quality). We don't talk with big brokerage firms about stock ideas. We don't review analyst reports. We don't consider new products, competitors, or the effect of changing demographics on the companies we own. We don't consider or forecast the direction of the overall market. We don't consider or forecast changes in the overall economy. We do save a tremendous amount of time and resources by focusing on what we do best: statistics, modeling, and trade execution.

One final note relative to this discussion: We believe that part of our competitive advantage is that the general public, and even our shareholders, do not have access to exactly how we manage our portfolio, that is, to the specific workings of our models. A guideline we use in our business decisions at Bridgeway is, "What is in the best long-term interest of our shareholders?" Some "quant firms" may be more forthcoming about the details of their quantitative work in the hope of raising more assets. But this disclosure may also hurt long-term returns as other investment firms duplicate successful methods. Our concern is to build a better long-term record for our current shareholders. So one of our first jobs - on your behalf - is to guard the security of our modeling system.

Congressional Testimony
-----------------------

TRANSLATION: Mutual fund management companies need to better address increasing public distrust in the environment of a bear market. Better disclosure is one positive step in this direction.

In the current environment, hearing that one of your managers has appeared before Congress may bring up images of congressional committee members grilling Enron executives. On a much happier note, however, based on Bridgeway's positions on cost management and disclosure, I was invited to give testimony to a House subcommittee that oversees mutual funds. The hearing was entitled "Mutual Fund Industry Practices and Their Effect on Individual Investors." Like most of our shareholders, I have only seen bits of such proceedings on TV, never in person. My overall impression was favorable. Given the incredible breadth of topics about which congressional members must make decisions, I was favorably impressed with the level of preparation and knowledge that was demonstrated. I also found the tone of the proceedings fair and evenhanded, in spite of the headline in the next day's business journal, "Congress Grills Mutual Fund Executives."

The thrust of my testimony concerned issues of disclosure. Individual investors, financial advisers, and journalists must have access to crucial information if they are to make informed investment decisions. This is a key principle of a sound free market system. To be sure, our industry (including management firms, regulators, audit firms, and legislators) has made progress in recent years with the "plain English" prospectus, simple and standardized fee tables, better standards for performance evaluation, disclosure of the effect of taxes on returns, and much more detailed information available through the Internet. Regulators have taken steps to hold financial fiduciaries more accountable. (Our Fund's financial officer and I now have to certify that we are responsible for all disclosure controls and procedures, that they are accurate to the best of our knowledge, and are adequate and timely.) In addition, there are several initiatives "in the works" to make even more information available. However, one thing I worry about is that we will spend resources in areas where we will not get the maximum benefit for individual shareholders.

In my testimony, I discussed thirteen areas for improved disclosure. (The full text is available on our web site, www.bridgewayfund.com.) Most of these will be no surprise to Bridgeway shareholders who have read previous shareholder letters: disclosure of (or even better, elimination of) soft dollar commissions; disclosure of commission costs as a percentage of average net assets; disclosure of total trading cost; better access to mutual fund prospectuses and other information online; easy access to standardized industry expense, performance, and operating information; disclosure of fund marketplace costs; disclosure of manager salaries; disclosure of adviser policy on portfolio managers' investing in securities in which the fund may invest; disclosure of portfolio manager holdings of the fund(s) he or she manages; and specific fund board disclosure on how 12b-1 distribution fees help shareholders. Of these issues, the press has been most interested in the disclosure of commission costs, trading costs, and managers' compensation.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, March 31, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion
----------

In closing, we would like to thank all shareholders for their support. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

/s/RICHARD P. CANCELMO, JR.

Richard P. Cancelmo, Jr.

[BRIDGEWAY FUNDS LOGO]

                                                     Return to Peak
                                               Peak
                                               5/2/02 $9.80 (Dividend Adjusted)
                                                   |
                                                    |
                                                     |          3/31/03 $7.25
                                                      |         |
                                                        |    |
                                                          |
                                                        Bottom
                                                     3/11/03 $6.67

April 30, 2003            March Quarter - Quarterly Report
                          --------------------------------


Dear Fellow Micro-Cap Limited Shareholder,

The Portfolio was down 1.1% in the March quarter vs. declines of 4.5% for the Russell 2000 and Lipper Small-Cap Stock Funds Index, and 3.2% for the CRSP Cap-Based Portfolio 9 Index. I am pleased that we started the calendar year off on the right foot on a relative basis, but I look forward to seeing some positive numbers again.

According to data from Morningstar, the Micro-Cap Limited Portfolio ranked 57th of 1,032 small company funds for the quarter, 162nd of 1,006 for the last twelve months, and 105th of 796 over the last three years. We have outperformed our Lipper benchmark of small company funds in nine of the last nine quarters and in eleven of the sixteen quarters since inception.

Performance Summary
-------------------

TRANSLATION: The Micro-Cap Limited Portfolio beat each one of our performance benchmarks over the last quarter, year, three years, and since inception. This "clean sweep" is the way I like it.

The table below presents our March quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                      March Qtr.         1 Year      Life-to-Date
                                        1/1/03           4/1/02       7/1/98 to
                                     to 3/31/03(4)       to 3/31/03    to 3/31/03(5)
                                     -----------       ----------    -----------
  Micro-Cap Limited Portfolio            -1.1%           -20.5%         13.9%
  Lipper Small-Cap Stock Funds(1)        -4.5%           -25.6%         -3.6%
  Russell 2000 (small stocks)(2)         -4.5%           -27.0%         -3.4%
  CRSP Cap-Based Portfolio 9 Index(3)    -3.2%           -24.0%          2.0%

  (1)The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2)The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 678 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (4)Periods less than one year are not annualized. (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance--What Went Well
-------------------------------------------------------------

TRANSLATION: Remember when people "made money" with Internet stocks? Three of our best performers in the quarter were from this group.

Six Portfolio stocks gained at least 30% for the quarter. Our best performer was Marketwatch.com, an online business news service that went public in early 1999 at $17/share amid the Internet heyday. It hit an all-time high on the first day of trading at $130. That same year it lost $4.57/share in earnings. Remember when operating losses did not deter investors whatsoever? We bought it in late 2001 after the "dot com bust" at a price of $2.25, less than the value of the company's cash value per share in the bank. (It also has no debt.) After two years of flat sales, the company appears to be growing again and announced its first quarterly profit last quarter. Wall Street has taken notice and the stock has recently traded as high as $8/share.

In addition to the Internet, our best stocks spanned industries from energy to technology to financial services. Here is the full list of stocks that were up at least 30% in the quarter:

   Rank   Description                  Industry                         % Gain
   ----   -----------                  --------                         ------

     1    Marketwatch.com Inc.         Internet                          50.0%
     2    Giant Industries Inc.        Oil & Gas                         46.0%
     3    j2 Global Com Inc.           Internet                          40.7%
     4    Group 1 Software Inc.        Software                          40.1%
     5    Harris Interactive Inc.      Internet                          39.6%
     6    World Acceptance Corp.       Diversified Financial Services    30.4%

Detailed Explanation of Quarterly Performance--What Didn't Go Well
------------------------------------------------------------------

TRANSLATION: Our worst performers were roughly spread across the economy. Our six worst stocks represented five different industries.

Of course, not all our stocks were up. Gaiam produces and sells environmentally friendly goods and services. In spite of meeting Wall Street estimates for the December quarter, analysts downgraded the stock as the company guided future estimates downward sharply from profitable to merely breakeven levels. The stock, which had already been trending down, dropped 33% in one day. Five other stocks declined at least 30%:

  Rank   Description                     Industry                    % Loss
  ----   -----------                     --------                    ------

    1    Gaiam Inc.                      Commercial Services         -51.2%
    2    Mothers Work Inc.               Retail                      -43.7%
    3    SupportSoft Inc.                Internet                    -34.0%
    4    Tenneco Automotive Inc.         Auto Parts & Equipment      -32.7%
    5    Pegasystems Inc.                Software                    -30.9%
    6    Gart Sports Co.                 Retail                      -30.6%

Top Ten Holdings
----------------

On March 31, 2003 our top ten holdings represented 32% of Portfolio net assets. With the addition of some Internet stocks during the quarter, communications and consumer non-cyclicals both represent 24% of the Portfolio. Substantial sales of our retail stocks reduced our exposure to the consumer cyclical sector from 31% to 19% this quarter. Here are the top ten holdings at the end of
March:
                                                                   Percent of
  Rank  Description                           Industry             Net Assets
  ----  -----------                           --------             ----------
   1    j2 Global Communications Inc.         Internet               6.0%
   2    Port Financial Corp.                  Savings & Loans        3.7%
   3    Neoforma Inc.                         Internet               3.5%
   4    Immucor Inc.                          Healthcare-Products    2.9%
   5    Sterling Financial Corp.              Savings & Loans        2.8%
   6    Sharper Image Corp.                   Retail                 2.8%
   7    American Medical Security Group Inc.  Healthcare-Services    2.7%
   8    Talk America Holdings Inc.            Telecommunications     2.6%
   9    JOS A Bank Clothiers Inc.             Retail                 2.6%
   10   FindWhat.com                          Internet               2.4%
                                                                     ----
        Total                                                        32.2%

"Return to Peak" on Page One
----------------------------

For those who may not remember, the unusual diagram in the upper right hand corner of page one measures one of the ways I look at risk, the period of time it takes to "get whole," or return to the previous performance peak. Admittedly, this is an unusual measure of risk. As an investor, I am willing to hold through any downturns, but I don't like "losing money" in the long term. I am therefore less concerned how far my investment falls in a downturn, but more interested in how long it takes to get back to the previous "high water mark" or peak. By this measure, a risky investment is not the one that falls the most; it is the one that takes the longest to get back to the prior peak. As an example, I personally would rather own a fund that falls 30% and returns to the previous peak in four years than one that falls 10% and takes six years to fully recover. Certainly, this is not a classical, nor the only definition of risk, but it is an interesting and potentially helpful concept. At Bridgeway, we celebrate "getting whole," one of my unofficial goals with this portfolio. We are currently experiencing the longest bear market since before World War
II. Unless you were an investor during the 1930's, the current period may turn out to be the worst, most extended bear market of your lifetime. I'm hoping that a) this will be true and b) that we have already seen the absolute low point. Our sole focus with this Portfolio, however, is to seek to outperform the market in the longer term, whether bear or bull, at a level of total risk roughly equal to the market--also over the longer term.

Returning to the diagram, the all time performance high for our Portfolio was on May 2, 2002. On a dividend adjusted basis, the Portfolio price was $9.80. The lowest price thereafter was March 11 of this year, $6.67, or a 31.9% drop. By comparison, the Russell 2000 Index dropped a very slight amount less from its peak to bottom. One of the unofficial goals of our quantitative modeling methodology is to return to the May 2002 peak faster than the market overall. So far, less than a month after the bottom, we have a long way to go, but at quarter end we were slightly better than the Russell 2000 Index.

Shareholder Feedback
--------------------

Each quarter we seek shareholder feedback, and we get some very helpful suggestions and interesting insights from time to time. This quarter, I thought I'd share two somewhat opposing views about our reports from an investor in another Bridgeway Portfolio:

       I am very pleased that I made an investment in your fund in a tax sheltered account after a very complimentary article about you and your fund in an issue of Kiplinger's Investing, August 2000. (Editor's note:
       This shareholder invested within a month of the peak. Ouch. Thanks for hanging in there.) It's been a tough road for all since then, but I have continued to invest in your funds with the addition of two other portfolios in an unsheltered account. I enjoy your semi-annual reports more than any that I receive. They are clear, concise, enjoyable to read, and extremely educational about the market and investing in general. In a word, they are as exceptional as your funds' performance. One of your last reports had a very interesting comparison using the Morningstar style box. This type of information is great. I would love to see you do a yearly letter to shareholders about the market in general and of the relationship of your various funds to each other and how they fit in an investor's portfolio. I remember a report for the Aggressive Investors 1 Portfolio not long ago in which you even commented on some fixed income investments. Keep up the good work. I admire it and also admire the way you have structured your organization and for all the good works you do.

On the other end of the spectrum was some fair criticism:

       We've been investing with you for about five years, so I've read about
       20 of these quarterly things. . . . Lately, and the latest is the worst, they've degenerated into too much self-congratulatory marketing tripe. I don't mind the trumpeting of good news about the fund--it makes me feel smart by extension, but I miss learning about what it is you're doing in the funds and why. It seems to me your goal in the report should make me better understand what the fund is trying to accomplish and how it does that. . . . In general, I know you use some sort of math models to act as a really coarse [screen] and go into
       detail on every company you buy. But by and large, I don't have the foggiest idea what you're doing day-to-day and I've been reading your prospectus and newsletters for five years. Shouldn't you be explaining that?

Both shareholders have some interesting suggestions for my reports. This quarter, I'll do my best with the second one. "Marketing tripe" kind of hurt since we work hard at Bridgeway to concentrate on content rather than glitz. But a very appropriate question to ask is "What is the purpose of our letter?" First, there are some legal requirements for the financial statements twice a year and an audit opinion letter at fiscal year end. This (March quarter) interim quarterly letter is not required at all, but for an actively managed portfolio, we consider quarterly feedback appropriate. Bridgeway's commitment to shareholders through the years has been to answer three questions in the first short paragraph: 1) How did we do on an absolute basis? 2) How did we do on a relative basis? and 3) How does the portfolio manager feel about it? Before I started Bridgeway, these were the three questions I wanted to know about my own IRA funds that I never seemed able to determine. Beyond this, we want to paint a more detailed picture, answering the questions, "Why was our performance the way it was?" and "What were the major drivers?" Next, we try to address the questions, "What are our biggest positions?" "Are there major concentrations in one or a few stocks?" and "Are there any big industry concentrations?" We try to address these as they are relevant under the heading "Top 10 Positions." Then we'll generally take some topic having to do with Bridgeway, our Portfolio management, our industry, or a general investment theme that might help people to be better investors.

Here are some other questions posed by our second shareholder which I will answer for Bridgeway Micro-Cap Limited Portfolio:

What is this Portfolio trying to accomplish? As presented in the prospectus, our investment objective is "to provide long-term total return of capital, primarily through capital appreciation."

How does it do that? Within that objective we have a very narrow focus on micro-cap stocks. We use multiple quantitative models to pick stocks rather than the classical methods of fundamental research, which usually entail competitive analysis, knowing others' research on a company, and talking to company management. We are extreme in the application of our models. They are not merely a starting point; they really determine what we buy. At Bridgeway, we also pay a lot of attention to operating costs and trading costs. These cost controls add a significant value for shareholders over time.

What do we do each day? As a quant shop, we get this question a lot. People always want to know what is in the mysterious "black box" of our stock picking methodology. While I cannot give away our proprietary analysis, I understand investors' desire to know that it is more than just dumb luck.

Bridgeway is unique in the way we approach quantitative investing. First, while most quant shops rely on a primary model, eight models of different characteristics currently pick the stocks for this Portfolio. These include: two deep value models (identifying companies that appear cheap based on certain financial measures of worth), three growth models (identifying companies that have faster growing sales, earnings, etc.), one momentum model (identifying companies that are more consistent in their growth and exhibit positive "technical factors" such as favorable stock price or volume movements), and two growth at a reasonable price models (identifying companies with a combination of growth and value characteristics). The different models pick stocks that are micro-cap, most recently these are stocks with a market cap less than $264 million.

This mixture of different styles is intended to decrease the volatility inherent in each model style, which relates to the long-term "risk" portion of our investment objective. From another perspective, we anticipate that at least one style is "in vogue" in the market at any one time. An obvious corollary to this statement is that another model style will usually be lagging in any particular shorter timeframe. However, since each model picks a relatively small number of stocks for our Portfolio at any one time, the stock picks are statistically "more pure" from our point of view, and by design would likely have superior returns when that model's style is in favor. Each of these models uses multiple data inputs, such as financial data that companies file with the Securities and Exchange Commission and technical data.

This leads me to our second major difference: We are extremely disciplined in using these models. The process looks the same in a bull market or a bear market. Many quant shops use the models for guidance and then override with "better human knowledge." We feel such intervention actually destroys value the vast majority of the time. Our models, based on solid logic and historical data, take human emotions and whims out of the equation. We override the models only for reasons such as:
       a)discovering that a company will restate historical data, "Garbage in, garbage out."
       b)a restructuring or merger changes the major economic forces affecting a stock, We only like owning stocks when we feel we have a statistical advantage.
       c)risk management purposes, such as adequate diversification.
         We wouldn't want, nor would federal regulations allow, all companies in just one or two industries, for example.
We will also take into account the tax consequences of a trade when we feel it will have no detrimental affect on Portfolio performance.

Day-to-day, it is all about feeding accurate, timely information into our models to determine the actual makeup of our portfolios, and to seek to improve these models.

This takes me to the third major difference: what we don't do. We don't talk to managers of companies we own (except occasionally to confirm data quality). We don't talk with brokers about stock ideas. We don't review analyst reports. We don't consider new products, competitors, or the effect of changing demographics on the companies we own. We don't consider or forecast the direction of the overall market. We don't consider or forecast changes in the overall economy. We do save a tremendous amount of time and resources by focusing on what we do best: statistics, modeling, and trade execution.

One final note relative to this discussion: We believe that part of our competitive advantage is that the general public, and even our shareholders, do not have access to exactly how we manage our portfolio, that is, to the specific workings of our models. A guideline we use in our business decisions at Bridgeway is, "What is in the long-term interest of our shareholders?" Some "quant firms" may be more forthcoming about the details of their quantitative work in the hope of raising more assets. But this disclosure may also hurt long-term returns as other investment firms duplicate successful methods. Our concern is to build a better long-term record for our current shareholders. So one of our first jobs - on your behalf - is to guard the security of our modeling system.

Congressional Testimony
-----------------------

TRANSLATION: Mutual fund management companies need to better address increasing public distrust in the environment of a bear market. Better disclosure is one positive step in this direction.

In the current environment, hearing that one of your managers has appeared before Congress may bring up images of congressional committee members grilling Enron executives. On a much happier note, however, based on Bridgeway's positions on cost management and disclosure, I was invited to give testimony to a House subcommittee that oversees mutual funds. The hearing was entitled "Mutual Fund Industry Practices and Their Effect on Individual Investors." Like most of our shareholders, I have only seen bits of such proceedings on TV, never in person. My overall impression was favorable. Given the incredible breadth of topics about which congressional members must make decisions, I was favorably impressed with the level of preparation and knowledge that was demonstrated. I also found the tone of the proceedings fair and evenhanded, in spite of the headline in the next day's business journal, "Congress Grills Mutual Fund Executives."

The thrust of my testimony concerned issues of disclosure. Individual investors, financial advisers, and journalists must have access to crucial information if they are to make informed investment decisions. This is a key principle of a sound free market system. To be sure, our industry (including management firms, regulators, audit firms, and legislators) has made progress in recent years with the "plain English" prospectus, simple and standardized fee tables, better standards for performance evaluation, disclosure of the effect of taxes on returns, and much more detailed information available through the Internet. Regulators have taken steps to hold financial fiduciaries more accountable. (Our Fund's financial officer and I now have to certify that we are responsible for all disclosure controls and procedures, that they are accurate to the best of our knowledge, and are adequate and timely.) In addition, there are several initiatives "in the works" to make even more information available. However, one thing I worry about is that we will spend resources in areas where we will not get the maximum benefit for individual shareholders.

In my testimony, I discussed thirteen areas for improved disclosure. (The full text is available on our web site, www.bridgewayfund.com.) Most of these will be no surprise to Bridgeway shareholders who have read previous shareholder letters: disclosure of (or even better, elimination of) soft dollar commissions; disclosure of commission costs as a percentage of average net assets; disclosure of total trading cost; better access to mutual fund prospectuses and other information online; easy access to standardized industry expense, performance, and operating information; disclosure of fund marketplace costs; disclosure of manager salaries; disclosure of adviser policy on portfolio managers' investing in securities in which the fund may invest; disclosure of portfolio manager holdings of the fund(s) he or she manages; and specific fund board disclosure on how 12b-1 distribution fees help shareholders. Of these issues, the press has been most interested in the disclosure of commission costs, trading costs, and managers' compensation.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, March 31, 2003; security positions can and do change thereafter. Discussions of historical performance (including insights in the following section) do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion
----------

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas (both favorable and critical) coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

MICRO-CAP LIMITED PORTFOLIO RE-OPENS TO CURRENT SHAREHOLDERS

Your Bridgeway Fund Board of Directors has voted to re-open the Micro-Cap Limited Portfolio for additional investments from current shareholders commencing Tuesday, May 20, 2003. The Portfolio will remain open until assets reach $55 million. As of April 30, 2003, the Portfolio's net assets were $45.8 million.

Please see www.bridgewayfund.com for recent performance information. You can also find important information on objective, risks, and expenses in your prospectus, or at www.bridgewayfund.com/MIpro.asp.

[BRIDGEWAY FUNDS LOGO]

April 30, 2003              March Quarter - Quarterly Report
                            --------------------------------


Dear Fellow Ultra-Small Company Shareholder,

The Portfolio was up 2.9% in the March quarter vs. a decline of 4.5% for the Russell 2000 Index and Lipper Small-Cap Stock Funds Index, and a 0.7% increase of the CRSP Cap-Based Portfolio 10 Index. It was a very good quarter, within the context of a continuing bear market.

According to data from Morningstar, the Ultra-Small Company Portfolio ranked 9th of 1,032 small company funds for the quarter, 2nd of 1,006 for the last twelve months, and 7th of 653 over the last five years. In this environment of small company dominance, our fund is shining brightly, more than 25 percentage points ahead of Lipper's small-cap index of competitors over the last twelve months. This level of outperformance is not sustainable over the long-term, nor in every year, however, as many will remember from our experience in 1998. We have experienced something of a "free ride" over the last few years as the index of ultra-small companies (CRSP "10") has outperformed the Russell 2000 Index by over 10% per year. Based on historical data over the last seven plus decades, a couple of percentage point advantage is probably more realistic. And of course, the large differential can be reversed against us, as it was in 1998 and 2000.

Performance Summary
-------------------

TRANSLATION: Ultra-Small Company Portfolio beat each one of our performance benchmarks over the last quarter, one year, five years, and since inception. This "clean sweep" is the way I like it.

The table below presents our March quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                          March Qtr.       1 Year        5 Year      Life-to-Date
                                            1/1/03         4/1/02        4/1/98         8/5/94
                                         to 3/31/03(4)   to 3/31/03    to 3/31/03(5)  to 3/31/03(5)
                                         -----------     ----------    -----------    -----------
 Ultra-Small Company Portfolio                2.9%           -0.4%          9.8%         18.9%
 Lipper Small-Cap Stock Funds(1)             -4.5%          -25.6%         -4.2%          6.0%
 Russell 2000 (small companies)(2)           -4.5%          -27.0%         -4.1%          6.2%
 CRSP Cap-Based Portfolio 10 Index(3)         0.7%          -11.7%          2.5%         10.3%

 (1)The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2)The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small-company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (3)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,791 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (4)Periods less than one year are not annualized.
 (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance--What Went Well
-------------------------------------------------------------

TRANSLATION: Remember when people "made money" with Internet stocks? Four of our ten best performers in the quarter were from this group.

Fourteen Portfolio stocks gained at least 30% for the quarter. Our best performer, TradeStation, provides software for interactive trading of securities. The company experienced declining revenues and mounting losses in 2001, driving the stock price into ultra-small territory. We bought over 200,000 shares at an average price of $1.67 as the company turned the corner and broke back into the black. However, our shares were actually "in the red" through the end of December. So far, our patience has paid off, as Wall Street finally jumped on the bandwagon and carried the price up to $3.67 at the end of March. The rally has continued into April with a recent price at $5.

E-Loan, is an Internet company with a history similar to many--until last year. The company had its initial public offering at $14/share in the heyday of the Internet boom in mid 1999. It closed its first day of trading at $37 and reached its all-time high a week later at $74. At the time, it was losing money to the tune of over $3/share. Then the Internet mania turned sour, and E-Loan closed calendar year 2000 at a price of just $0.50. It looked like another stock headed for the IPO garbage heap. However, it was a real company with real potential. It positioned itself well to take advantage of falling interest rates and the nation's housing boom. It continued to grow revenues at 70% a year in 2001 and 2002. Excluding some tax loss harvesting to reduce our tax burden in 2002, we purchased over 300,000 shares at an average price of $2.12 in 2001 and 2002. Wall Street didn't believe this turnaround and growth could last, but our models picked up on the low valuation, ignoring the stigma of an Internet label. Revenues and profits have continued to grow, and Wall Street has finally taken notice. At March quarter end the stock price was $2.57 and has grown to over $3 since then.

Here is the full list of stocks that were up at least 30% in the quarter:

  Rank   Description                          Industry                  % Gain
  ----   -----------                          --------                  ------

    1    TradeStation Group Inc.              Software                   135.7%
    2    Brightpoint Inc.                     Distribution/Wholesale     70.9%
    3    Harris Interactive Inc.              Internet                   66.1%
    4    Whitman Education Group              Commercial Services        65.2%
    5    Hi-Tech Pharmacal Co. Inc.           Pharmaceuticals            63.3%
    6    FindWhat.com                         Internet                   52.2%
    7    John B. Sanfilippo & Son             Food                       51.1%
    8    Sina Corporation                     Internet                   45.6%
    9    E-Loan Inc.                          Internet                   39.0%
    10   QAD Inc.                             Software                   38.5%
    11   Concur Technologies Inc.             Software                   37.8%
    12   Vital Images                         Healthcare-Products        35.5%
    13   Central European Distribution Corp.  Distribution/Wholesale     35.1%
    14   Edge Petroleum Corp.                 Oil & Gas                  30.3%

Detailed Explanation of Quarterly Performance--What Didn't Go Well
------------------------------------------------------------------

TRANSLATION: Our worst performers were roughly spread across the economy. Our ten worst stocks represented eight different industries.

Of course, not all our stocks were up. GTSI Corporation, a reseller of computer hardware and software to government entities, looked like it was turning the corner financially. Its performance seems to have sputtered, however, as the company announced in early March expectations of flat sales growth and a quarterly loss amid delays in federal outlays. The stock price took a sound beating. Overall, ten stocks declined at least 30%:

 Rank   Description                      Industry                       % Loss
 ----   -----------                      --------                       ------

   1    GTSI                             Retail                         -59.1%
   2    Precis Inc.                      Commercial Services            -56.4%
   3    Blue Rhino Corp.                 Retail                         -46.5%
   4    Mothers Work Inc.                Retail                         -43.8%
   5    The Singing Machine Co. Inc.     Home Furnishings               -42.4%
   6    DocuCorp International Inc.      Software                       -42.2%
   7    California Amplifier Inc.        Telecommunications             -35.2%
   8    Dataram Corporation              Computers                      -33.0%
   9    Bell Microproducts Inc.          Distribution/Wholesale         -32.8%
   10   Navarre Corp.                    Distribution/Wholesale         -30.1%

Top Ten Holdings
----------------

On March 31, 2003 our top ten holdings represented 35% of Portfolio net assets. Our two biggest sectors remain consumer non-cyclicals, which was 29% of net assets, followed by consumer cyclicals at 22% and financials at 19%. There was no major repositioning during the quarter. Four of our five largest positions last quarter remain in the top five slots this quarter.

Here are the top ten holdings at the end of March:

                                                                     Percent of
Rank   Description                           Industry                Net Assets
----   -----------                           --------                ----------

  1    FTI Consulting Inc.                   Commercial Services         5.4%
  2    Central European Distribution Corp.   Distribution/Wholesale      4.0%
  3    JOS A Bank Clothiers Inc.             Retail                      4.0%
  4    Bradley Pharmaceuticals               Pharmaceuticals             3.8%
  5    FindWhat.com                          Internet                    3.8%
  6    Hi-Tech Pharmacal Co. Inc.            Pharmaceuticals             3.4%
  7    Bay State Bancorp Inc.                Savings & Loans             3.4%
  8    Brightpoint Inc.                      Distribution/Wholesale      2.7%
  9    Bank of the Ozarks Inc.               Banks                       2.3%
 10    Synovis Life Technologies Inc.        Healthcare-Products         2.3%
                                                                         ----
                                                                        35.0%

 Shareholder Feedback
 --------------------

Each quarter we seek shareholder feedback, and we get some very helpful suggestions and interesting insights from time to time. This quarter, I thought I'd share two somewhat opposing views about our reports from an investor in another Bridgeway Portfolio:

       I am very pleased that I made an investment in your fund in a tax sheltered account after a very complimentary article about you and your fund in an issue of Kiplinger's Investing, August 2000. (Editor's note:
       This shareholder invested within a month of the peak. Ouch. Thanks for hanging in there.) It's been a tough road for all since then, but I have continued to invest in your funds with the addition of two other portfolios in an unsheltered account. I enjoy your semi-annual reports more than any that I receive. They are clear, concise, enjoyable to read, and extremely educational about the market and investing in general. In a word, they are as exceptional as your funds' performance. One of your last reports had a very interesting comparison using the Morningstar style box. This type of information is great. I would love to see you do a yearly letter to shareholders about the market in general and of the relationship of your various funds to each other and how they fit in an investor's portfolio. I remember a report for the Aggressive Investors 1 Portfolio not long ago in which you even commented on some fixed income investments. Keep up the good work. I admire it and also admire the way you have structured your organization and for all the good works you do.

On the other end of the spectrum was some fair criticism:

       We've been investing with you for about five years, so I've read about
       20 of these quarterly things. . . . Lately, and the latest is the worst, they've degenerated into too much self-congratulatory marketing tripe. I don't mind the trumpeting of good news about the fund--it makes me feel smart by extension, but I miss learning about what it is you're doing in the funds and why. It seems to me your goal in the report should make me better understand what the fund is trying to accomplish and how it does that. . . . In general, I know you use some sort of math models to act as a really coarse [screen] and go into detail on every company you buy. But by and large, I don't have the foggiest idea what you're doing day-to-day and I've been reading your prospectus and newsletters for five years. Shouldn't you be explaining that?

Both shareholders have some interesting suggestions for my reports. This quarter, I'll do my best with the second one. "Marketing tripe" kind of hurt since we work hard at Bridgeway to concentrate on content rather than glitz. But a very appropriate question to ask is "What is the purpose of our letter?" First, there are some legal requirements for the financial statements twice a year and an audit opinion letter at fiscal year end. This (March quarter) interim quarterly letter is not required at all, but for an actively managed portfolio, we consider quarterly feedback appropriate. Bridgeway's commitment to shareholders through the years has been to answer three questions in the first short paragraph: 1) How did we do on an absolute basis? 2) How did we do on a relative basis? and 3) How does the portfolio manager feel about it? Before I started Bridgeway, these were the three questions I wanted to know about my own IRA funds that I never seemed able to determine. Beyond this, we want to paint a more detailed picture, answering the questions, "Why was our performance the way it was?" and "What were the major drivers?" Next, we try to address the questions, "What are our biggest positions?" "Are there major concentrations in one or a few stocks?" and "Are there any big industry concentrations?" We try to address these as they are relevant under the heading "Top 10 Positions." Then we'll generally take some topic having to do with Bridgeway, our Portfolio management, our industry, or a general investment theme that might help people to be better investors.

Here are some other questions posed by our second shareholder which I will answer for Bridgeway Ultra-Small Company Portfolio:

What is this Portfolio trying to accomplish? As presented in the prospectus, our investment objective is "to provide long-term total return of capital, primarily through capital appreciation." That's really all there is.

How does it do that? Within that objective we have a very narrow focus on ultra-small stocks. We use multiple quantitative models to pick stocks rather than the classical methods of fundamental research, which usually entail competitive analysis, knowing others' research on a company, and talking to company management. We are extreme in the application of our models. They are not merely a starting point; they really determine what we buy. At Bridgeway, we also pay a lot of attention to operating costs and trading costs. These cost controls add a significant value for shareholders over time.

What do we do each day? As a quant shop, we get this question a lot. People always want to know what is in the mysterious "black box" of our stock picking methodology. While I cannot give away our proprietary analysis, I understand investors' desire to know that it is more than just dumb luck.

Bridgeway is unique in the way we approach quantitative investing. First, while most quant shops rely on a primary model, eight models of different characteristics currently pick the stocks for this Portfolio. These include: two deep value models (identifying companies that appear cheap based on certain financial measures of worth), three growth models (identifying companies that have faster growing sales, earnings, etc.), one momentum model (identifying companies that are more consistent in their growth and exhibit positive "technical factors" such as favorable stock price or volume movements), and two growth at a reasonable price models (identifying companies with a combination of growth and value characteristics). The different models pick stocks that are ultra-small, most recently these are stocks with a market cap less than $118 million.

This mixture of different styles is intended to decrease the volatility inherent in each model style, which relates to the long-term "risk" portion of our investment objective. From another perspective, we anticipate that at least one style is "in vogue" in the market at any one time. An obvious corollary to this statement is that another model style will usually be lagging in any particular shorter timeframe. However, since each model picks a relatively small number of stocks for our Portfolio at any one time, the stock picks are statistically "more pure" from our point of view, and by design would likely have superior returns when that model's style is in favor. Each of these models uses multiple data inputs, such as financial data that companies file with the Securities and Exchange Commission and technical data.

This leads me to our second major difference: We are extremely disciplined in using these models. The process looks the same in a bull market or a bear market. Many quant shops use the models for guidance and then override with "better human knowledge." We feel such intervention actually destroys value the vast majority of the time. Our models, based on solid logic and historical data, take human emotions and whims out of the equation. We override THE models only for reasons such as:
       a)discovering that a company will restate historical data, "Garbage in, garbage out."
       b)a restructuring or merger changes the major economic forces affecting a stock, We only like owning stocks when we feel we have a statistical advantage.
       c)risk management purposes, such as adequate diversification.
         We wouldn't want, nor would federal regulations allow, all companies in just one or two industries, for example.
We will also take into account the tax consequences of a trade when we feel it will have no detrimental affect on Portfolio performance.

Day-to-day, it is all about feeding accurate, timely information into our models to determine the actual makeup of our portfolios, and to seek to improve these models.

This takes me to the third major difference: what we don't do. We don't talk to managers of companies we own (except occasionally to confirm data quality). We don't talk with big brokerage firms about stock ideas. We don't review analyst reports. We don't consider new products, competitors, or the effect of changing demographics on the companies we own. We don't consider or forecast the direction of the overall market. We don't consider or forecast changes in the overall economy. We do save a tremendous amount of time and resources by focusing on what we do best: statistics, modeling, and trade execution.

One final note relative to this discussion: We believe that part of our competitive advantage is that the general public, and even our shareholders, do not have access to exactly how we manage our portfolio, that is, to the specific workings of our models. A guideline we use in our business decisions at Bridgeway is, "What is in the long-term interest of our shareholders?" Some "quant firms" may be more forthcoming about the details of their quantitative work in the hope of raising more assets. But this disclosure may also hurt long-term returns as other investment firms duplicate successful methods. Our concern is to build a better long-term record for our current shareholders. So one of our first jobs - on your behalf - is to guard the security of our modeling system.

Congressional Testimony
-----------------------

TRANSLATION: Mutual fund management companies need to better address increasing public distrust in the environment of a bear market. Better disclosure is one positive step in this direction.

In the current environment, hearing that one of your managers has appeared before Congress may bring up images of congressional committee members grilling Enron executives. On a much happier note, however, based on Bridgeway's positions on cost management and disclosure, I was invited to give testimony to a House subcommittee that oversees mutual funds. The hearing was entitled "Mutual Fund Industry Practices and Their Effect on Individual Investors." Like most of our shareholders, I have only seen bits of such proceedings on TV, never in person. My overall impression was favorable. Given the incredible breadth of topics about which congressional members must make decisions, I was favorably impressed with the level of preparation and knowledge that was demonstrated. I also found the tone of the proceedings fair and evenhanded, in spite of the headline in the next day's business journal, "Congress Grills Mutual Fund Executives."

The thrust of my testimony concerned issues of disclosure. Individual investors, financial advisers, and journalists must have access to crucial information if they are to make informed investment decisions. This is a key principle of a sound free market system. To be sure, our industry (including management firms, regulators, audit firms, and legislators) has made progress in recent years with the "plain English" prospectus, simple and standardized fee tables, better standards for performance evaluation, disclosure of the effect of taxes on returns, and much more detailed information available through the Internet. Regulators have taken steps to hold financial fiduciaries more accountable. (Our Fund's financial officer and I now have to certify that we are responsible for all disclosure controls and procedures, that they are accurate to the best of our knowledge, and are adequate and timely.) In addition, there are several initiatives "in the works" to make even more information available. However, one thing I worry about is that we will spend resources in areas where we will not get the maximum benefit for individual shareholders.

In my testimony, I discussed thirteen areas for improved disclosure. (The full text is available on our web site, www.bridgewayfund.com.) Most of these will be no surprise to Bridgeway shareholders who have read previous shareholder letters: disclosure of (or even better, elimination of) soft dollar commissions; disclosure of commission costs as a percentage of average net assets; disclosure of total trading cost; better access to mutual fund prospectuses and other information online; easy access to standardized industry expense, performance, and operating information; disclosure of fund marketplace costs; disclosure of manager salaries; disclosure of adviser policy on portfolio managers' investing in securities in which the fund may invest; disclosure of portfolio manager holdings of the fund(s) he or she manages; and specific fund board disclosure on how 12b-1 distribution fees help shareholders. Of these issues, the press has been most interested in the disclosure of commission costs, trading costs, and managers' compensation.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, March 31, 2003; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance. Discussion of Portfolio investment objective and risks should be read in conjunction with the Fund's prospectus, available online at www.bridgewayfund.com or by calling Bridgeway at 800-661-3550.

Conclusion
----------

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery